S&T Bancorp Inc.

Third Quarter 2026
Earnings Supplement

Forward-looking Statements and Risk Factors

This information contains or incorporates statements that we believe are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as "will likely result," "expect," "anticipate," "estimate," "forecast," "project," "intend," "believe," "assume," "strategy," "trend," "plan," "outlook," "outcome," "continue," "remain," "potential," "opportunity," "comfortable," "current," "position," "maintain," "sustain," "seek," "achieve" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could" or "may." Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses, or ACL; cybersecurity concerns; rapid technological developments and changes, including the use of artificial intelligence and digital assets; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our brand risks; sensitivity to the interest rate environment, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; unanticipated changes in regulatory and governmental policies impacting interest rates and financial markets; changes in accounting policies, practices or guidance; legislation affecting the financial services industry as a whole, and S&T, in particular; developments affecting the industry and the soundness of financial institutions and further disruption to the economy and U.S. banking system; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and other employees; general economic or business conditions, including the strength of regional economic conditions in our market area; ESG practices and disclosures, including climate change, hiring practices, the diversity of the work force and racial and social justice issues; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses and geopolitical tensions and conflicts between nations.

Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2025, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

Non-GAAP Financial Measures

In addition to traditional measures presented in accordance with GAAP, our management uses, and this information contains or references, certain non-GAAP financial measures, such as tangible book value, return on average tangible shareholders' equity, PPNR to average assets, efficiency ratio on an FTE basis, tangible common equity to tangible assets and net interest margin on an FTE basis. We believe these non-GAAP financial measures provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Although we believe that these non-GAAP financial measures enhance investors' understanding of our business and performance, these non-GAAP financial measures should not be considered alternatives to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Form 10-Q and in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries.

Third Quarter Overview

HIGHLIGHTS

- Record EPS with growth of 6.9% from 2Q26 and 19.8% from 3Q25
- Strong earnings and return metrics
- Solid NIM (FTE)* at 4.06%
- Asset quality remains favorable with declining NPAs and low net charge-offs
- Efficiency ratio (FTE)* declined to 53.23%, reflecting positive operating leverage

EARNINGS	EPS $1.09	Net Income $38.6 million	
RETURN METRICS	ROA 1.55%	ROE 10.84%	
	ROTE* 14.81%	PPNR* 2.01%	
BALANCE SHEET	Loan decline $(4.4) million (0.2)% (annualized)	Deposit decline $(22.2) million (1.1)% (annualized)	
ASSET QUALITY	ACL 1.16%	NCO[(1)] 0.10%	NPA 0.45%
OTHER	NIM (FTE)* 4.06%	Efficiency Ratio (FTE)* 53.23%	

(1) QTD Annualized

Dollars in millions

*Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures

Balance Sheet

- Loans were relatively flat due to lower line utilization and originations
- Deposits declined modestly primarily due to seasonality
- DDA remains strong at 28% of total deposits

3Q26 vs 2Q26 DEPOSIT CHANGES

DECREASES/INCREASES



$120
$60
$0
($60)
($120)
($33)
$2
$2
($8)
$15
$0
($22)
DDA
NOW
MM
SAV
CD
Brokered Deposits
Total

3Q26 vs 2Q26:



(150)
(100)
(50)
0
50
100
150
Cash & Int Bear Bal
Securities
Loans
Total Deposits
Borrowings

	3Q26	2Q26	Var
Cash & Int Bear Bal	$ 192	$ 218	$ (26)
Securities	984	1,013	(29)
Loans	8,054	8,058	(4)
Total Deposits	8,064	8,086	(22)
Borrowings	215	275	(60)

Dollars in millions

Asset Quality

- ACL was stable at 1.16% compared to June 30, 2026
- Net loan charge-offs of $2.1 million, or 0.10% (annualized) of total loans
- NPAs decreased $3.7 million to $36.5 million, or 0.45% of total loans plus OREO

ACL Trend:


Allowance for Credit Losses (ACL)
$120
$100
$80
$60
$40
$20
$0
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
% of Gross Loans
3Q25
4Q25
1Q26
2Q26
3Q26

ASSET QUALITY TRENDS


Net Loan Charge-offs[(1)]
$20
$16
$12
$8
$4
$0
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
(0.20)%
% of Average Loans
3Q25
4Q25
1Q26
2Q26
3Q26


Nonperforming Assets
$80
$60
$40
$20
$0
1.00%
0.75%
0.50%
0.25%
0.00%
% of Portfolio Loans and OREO
3Q25
4Q25
1Q26
2Q26
3Q26

(1) QTD Annualized

Dollars in millions

Net Interest Income

- NIM (FTE)* expansion of 7 basis points to 4.06%
- Stable funding costs supported NIM expansion
- Average loan balances up $61.2 million and average total deposit balances up $56.1 million compared to June 30, 2026



Total Cost of Funds
2.05%
1.94%
1.86%
1.82%
1.83%
(0.03)%
(0.11)%
(0.08)%
(0.04)%
0.01%
3Q25
4Q25
1Q26
2Q26
3Q26
Changes in Cost of Funds
Cost of Funds



3.93%
3.99%
3.92%
3.99%
4.06%
$89.2
$91.0
$88.4
$90.4
$93.1
3Q25
4Q25
1Q26
2Q26
3Q26
NII
NIM (FTE)*

Dollars in millions

**Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures*

Noninterest Income

- Noninterest income consistent with 2Q26

	3Q26	3Q26 vs 2Q26	3Q26 vs 3Q25
Gain on Sale of Securities	$—	($0.2)	$—
Debit and Credit Card	4.8	0.1	—
Service Charges	4.5	0.2	0.3
Investment Services and Trust	3.7	0.2	0.6
Other	1.7	(0.5)	—
Noninterest Income	$14.7	($0.2)	$0.9


$13.8
$14.3
$13.6
$14.9
$14.7
3Q25
4Q25
1Q26
2Q26
3Q26
Noninterest Income

Dollars in millions

Noninterest Expense

- Expenses were well-controlled driving a solid efficiency ratio* of 53.23%

	3Q26	3Q26 vs 2Q26	3Q26 vs 3Q25
Salaries & Benefits	$32.7	$—	$0.5
Data Processing	5.1	(0.1)	0.1
Occupancy	4.0	(0.1)	—
FF&E	3.6	0.1	0.4
Other Taxes	2.2	0.4	0.1
Professional Services	1.4	0.1	0.2
Marketing	1.3	(0.6)	0.1
FDIC	1.1	—	—
Other	6.2	(0.9)	(0.1)
Noninterest Expense	$57.6	($1.1)	$1.3



$56.4
$57.2
$56.7
$58.7
$57.6
54.4%
54.0%
55.2%
55.5%
53.2%
3Q25
4Q25
1Q26
2Q26
3Q26
Noninterest Expense
Efficiency Ratio*

Dollars in millions

**Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures*

Capital

- TCE/TA increased from the prior quarter despite AOCI impact from interest-rate movements.
- No share repurchases in 3Q26.
- Repurchased 8.3% of outstanding shares since share repurchases began in 4Q25.



11.79%
$650
5.00%
14.02%
$593
6.50%
14.32%
$499
8.00%
15.89%
$464
10.00%
Leverage Ratio
Common Equity Tier 1 Ratio
Tier 1 Capital Ratio
Total Capital Ratio
Well Capitalized
Excess



TCE / TA*
Tangible Common Equity / Tangible Assets*
11.65%
11.46%
11.03%
10.75%
10.85%
3Q25
4Q25
1Q26
2Q26
3Q26

Dollars in millions

**Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures*

Appendix *Definitions of GAAP to Non-GAAP Financial Measures*

(Dollars in thousands)	3Q26
Return on Average Tangible Shareholders' Equity (ROTE) (non-GAAP)	
Net income (annualized)	$153,153
Plus: amortization of intangibles (annualized), net of tax	564
Net income before amortization of intangibles (annualized)	$153,717
Average total shareholders' equity	$1,412,809
Less: average goodwill and other intangible assets, net of deferred tax liability	(374,848)
Average tangible equity (non-GAAP)	$1,037,961
Return on average tangible shareholders' equity (non-GAAP)	14.81 %

Return on average tangible shareholders' equity is a common industry profitability metric used by management, as well as investors and analysts, to measure financial performance.

Pre-provision Net Revenue (PPNR)/Average Assets (non-GAAP)	
Income before taxes	$48,741
Plus: net (gain) loss on sale of securities and VISA Class B-2 exchange	(109)
Plus: Provision for credit losses	1,411
Total	$50,043
Total (annualized) (non-GAAP)	$198,540
Average assets	$9,882,604
PPNR/Average Assets (non-GAAP)	2.01 %

Pre-provision net revenue to average assets is income before taxes adjusted to exclude provision for credit losses, losses (gains) on sale of securities and gain on Visa exchange. We believe this to be a commonly used industry measurement to help management, as well as investors and analysts, evaluate our ability to fund credit losses or build capital.

Appendix *Definitions of GAAP to Non-GAAP Financial Measures*

	3Q26	2Q26	1Q26	4Q25	3Q25
(Dollars in thousands)					
Tangible Common Equity (TCE)/Tangible Assets (non-GAAP)					
Total shareholders' equity	$1,407,334	$1,403,815	$1,430,681	$1,463,877	$1,475,466
Less: goodwill and other intangible assets, net of deferred tax liability	(374,773)	(374,915)	(375,059)	(375,202)	(375,359)
Tangible common equity (non-GAAP)	$1,032,561	$1,028,900	$1,055,622	$1,088,675	$1,100,107
Total assets	$9,889,491	$9,944,013	$9,944,003	$9,870,980	$9,817,483
Less: goodwill and other intangible assets, net of deferred tax liability	(374,773)	(374,915)	(375,059)	(375,202)	(375,359)
Tangible assets (non-GAAP)	$9,514,718	$9,569,098	$9,568,944	$9,495,778	$9,442,124
Tangible common equity to tangible assets (non-GAAP)	10.85 %	10.75 %	11.03 %	11.46 %	11.65 %

Tangible common equity to tangible assets is a commonly used industry measurement to evaluate capital adequacy.

	3Q26	2Q26	1Q26	4Q25	3Q25
Efficiency Ratio (FTE) (non-GAAP)					
Noninterest expense	$57,641	$58,664	$56,707	$57,176	$56,376
Net interest income	$93,130	$90,380	$88,436	$90,960	$89,241
Plus: taxable equivalent adjustment	593	584	590	605	602
Net interest income (FTE) (non-GAAP)	93,723	90,964	89,026	91,565	89,843
Noninterest income	14,663	14,860	13,642	14,331	13,763
Plus: net (gain) loss on sale of securities and VISA Class B-2 exchange	(109)	(169)	—	—	—
Net interest income (FTE) (non-GAAP) plus noninterest income	$108,277	$105,655	$102,668	$105,896	$103,606
Efficiency ratio (FTE) (non-GAAP)	53.23 %	55.52 %	55.23 %	53.99 %	54.41 %

The efficiency ratio is noninterest expense divided by noninterest income plus net interest income, on an FTE basis (non-GAAP), adjusted to exclude losses (gains) on sale of securities and gain on Visa exchange. We believe the FTE basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

	3Q26	2Q26	1Q26	4Q25	3Q25
Net Interest Margin (NIM) (FTE) (non-GAAP)					
Interest income and dividend income	$131,752	$128,059	$126,333	$131,113	$131,623
Less: interest expense	(38,622)	(37,679)	(37,897)	(40,153)	(42,382)
Net interest income	93,130	90,380	88,436	90,960	89,241
Plus: taxable equivalent adjustment	593	584	590	605	602
Net interest income (FTE) (non-GAAP)	$93,723	$90,964	$89,026	$91,565	$89,843
Net interest income (FTE) (annualized)	$371,836	$364,856	$361,050	$363,274	$356,442
Average interest-earning assets	$9,186,448	$9,145,877	$9,172,481	$9,115,453	$9,100,239
Net interest margin (FTE) (non-GAAP)	4.06 %	3.99 %	3.92 %	3.99 %	3.93 %

The interest income on interest-earning assets, net interest income and net interest margin are presented on an FTE basis (non-GAAP). The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities and the dividend-received deduction for equity securities using the federal statutory tax rate of 21 percent for each period. We believe this to be a commonly used industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income.

S&T Bancorp Inc.

Third Quarter 2026
Earnings Supplement